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UAM FUNDS
FUNDS FOR THE INFORMED INVESTOR(sm)

SUPPLEMENT DATED NOVEMBER 28, 2000 TO THE STERLING PARTNERS' PORTFOLIOS' PROSPECTUS DATED FEBRUARY 28, 2000, AS SUPPLEMENTED

The "What Are The Fees And Expenses Of The Portfolios?" section and the "Investment Management" section of the portfolios' prospectus are hereby supplemented to reflect that effective December 31, 2000, Sterling Capital Management Company, the portfolios' investment adviser, will no longer limit the expenses of the Sterling Partners' Equity Portfolio (the "Portfolio").
The Portfolio will incur full expenses as of January 1, 2001.




                                 [LOGO OF UAM]